Vessels, Net	6 Months Ended
Jun. 30, 2016
Property, Plant and Equipment [Abstract]
VESSELS, NET
NOTE 4: VESSELS, NET

Vessels	Cost	Accumulated Depreciation	Net Book Value
Balance at January 1, 2015	$1,487,606	$(111,675)	$1,375,931
Additions	207,000	(57,164)	149,836
Disposals	(104,274)	20,142	(84,132)
Balance at December 31, 2015	$1,590,332	$(148,697)	$1,441,635

Additions	—	(29,177)	(29,177)
Disposals	(16,817)	1,794	(15,023)
Transferred to “Vessels held for sale” (Note 6)	(68,502)	6,430	(62,072)
Balance at June 30, 2016	$1,505,013	$(169,650)	$1,335,363

On January 27, 2016, Navios Acquisition sold the Nave Lucida to an unaffiliated third party for net cash proceeds of $18,449. Navios Acquisition prepaid $12,097 which reflects the respective tranche drawn from the Deutsche Bank AG Filiale Deutschlandgeschäft and Skandinaviska Enskilda Banken AB facility that was established to finance the Nave Lucida.

On January 8, 2015, Navios Acquisition took delivery of the Nave Sextans, a newbuilding, 49,999 dwt, MR2 product tanker, from an unaffiliated third party for a total cost of $33,373.
On February 11, 2015, Navios Acquisition took delivery of the Nave Velocity, a newbuilding, 49,999 dwt, MR2 product tanker, from an unaffiliated third party for a total cost of $39,233.
On June 18, 2015, Navios Midstream exercised its option to acquire the shares of the vessel-owning subsidiaries of the Nave Celeste and the C. Dream from Navios Acquisition for a sale price of $100,000. The sale price consisted of $73,000 cash consideration and the issuance of 1,592,920 Subordinated Series A Units to Navios Acquisition. The gain on sale of vessels amounted to $5,771.
For the six month periods ended June 30, 2016 and 2015, capitalized interest amounted to $0 and $104, respectively. For each of the three month periods ended June 30, 2016 and 2015, capitalized interest amounted to $0.